UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2017

Item 1.

Schedule of Investments

Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

September 30, 2017

ICF-QTLY-1117
1.9882755.100

Investments September 30, 2017 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 69.2%
		Principal Amount(a)	Value
Argentina - 1.2%
YPF SA:
8.5% 3/23/21 (Reg. S)		$450,000	$504,990
8.875% 12/19/18 (Reg. S)		675,000	720,900

TOTAL ARGENTINA			1,225,890

Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	1,040,000	1,546,517
Belgium - 0.7%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	590,000	776,296
British Virgin Islands - 3.9%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		995,000	1,000,110
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		2,000,000	1,974,720
Sinopec Group Overseas Development (2015) Ltd. 1% 4/28/22 (Reg. S)	EUR	890,000	1,065,636

TOTAL BRITISH VIRGIN ISLANDS			4,040,466

Cayman Islands - 0.9%
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	750,000	893,149
Curacao - 0.5%
Teva Pharmaceutical Finance IV BV 2.875% 4/15/19	EUR	400,000	490,855
Denmark - 2.2%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	475,000	606,750
TDC A/S 3.5% 2/26/3015 (Reg. S) (b)	EUR	465,000	566,851
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	820,000	1,043,304

TOTAL DENMARK			2,216,905

France - 1.5%
AXA SA 3.941% (Reg. S) (b)(c)	EUR	380,000	497,218
Lagardere S.C.A. 1.625% 6/21/24 (Reg. S)	EUR	900,000	1,054,895

TOTAL FRANCE			1,552,113

Germany - 1.6%
alstria office REIT-AG 2.125% 4/12/23 (Reg. S)	EUR	1,300,000	1,639,533
Ireland - 2.7%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	1,025,000	1,299,277
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (b)		1,400,000	1,473,850

TOTAL IRELAND			2,773,127

Italy - 1.3%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	220,000	301,181
UniCredit SpA 6.375% 5/2/23 (Reg. S) (b)		975,000	996,298

TOTAL ITALY			1,297,479

Luxembourg - 3.6%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,340,000	1,591,031
CPI Property Group SA 2.125% 10/4/24	EUR	440,000	521,945
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	1,350,000	1,585,029

TOTAL LUXEMBOURG			3,698,005

Mexico - 3.8%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		910,000	998,725
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	510,538
Petroleos Mexicanos:
2.5% 8/21/21 (Reg. S)	EUR	300,000	369,639
3.75% 2/21/24 (Reg. S)	EUR	1,570,000	1,973,312

TOTAL MEXICO			3,852,214

Netherlands - 10.1%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		1,400,000	1,444,237
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	500,000	586,784
Compass Group International BV 0.625% 7/3/24 (Reg. S)	EUR	950,000	1,109,861
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (b)		650,000	695,342
Deutsche Annington Finance BV 5% 10/2/23 (d)		950,000	1,011,191
Mylan N.V. 2.25% 11/22/24 (Reg. S)	EUR	495,000	611,849
Petrobras Global Finance BV 6.125% 1/17/22		1,655,000	1,779,125
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	600,000	691,412
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	450,000	516,091
Volkswagen International Finance NV:
1.125% 10/2/23 (Reg. S)	EUR	700,000	831,798
2.7%(Reg. S) (b)(c)	EUR	900,000	1,056,134

TOTAL NETHERLANDS			10,333,824

Sweden - 2.9%
Akelius Residential Property AB 1.75% 2/7/25 (Reg. S)	EUR	890,000	1,059,391
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	1,600,000	1,898,871

TOTAL SWEDEN			2,958,262

Switzerland - 3.4%
Credit Suisse Group AG:
2.125% 9/12/25 (Reg. S) (b)	GBP	750,000	989,916
5.75% 9/18/25 (Reg. S) (b)	EUR	1,850,000	2,470,854

TOTAL SWITZERLAND			3,460,770

Turkey - 0.9%
Akbank T.A.S. 6.5% 3/9/18 (Reg. S)		970,000	984,550
United Kingdom - 13.3%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	800,000	1,078,333
Barclays Bank PLC 6.75% 1/16/23 (b)	GBP	1,050,000	1,428,471
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	400,000	535,123
HSBC Bank PLC 5% 3/20/23 (b)	GBP	1,729,000	2,356,168
HSBC Holdings PLC 6.375% 10/18/22 (b)	GBP	750,000	1,007,394
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	550,000	987,158
Leeds Building Society 0.5% 7/3/24 (Reg. S)	EUR	1,450,000	1,700,674
Pennon Group PLC 2.875% (Reg. S) (b)(c)	GBP	450,000	606,769
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	830,000	1,038,818
Tesco PLC 5% 3/24/23	GBP	350,000	516,034
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	100,000	141,839
4.5% 9/7/23 (Reg. S)	GBP	560,000	785,925
Vodafone Group PLC 7.875% 2/15/30		550,000	741,294
Western Power Distribution 3.875% 10/17/24 (Reg. S)	GBP	140,000	209,360
Western Power Distribution Holdings Ltd. 5.25% 1/17/23	GBP	325,000	509,387

TOTAL UNITED KINGDOM			13,642,747

United States of America - 13.2%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		925,000	1,023,921
Bank of America Corp. 1.776% 5/4/27 (Reg. S) (b)	EUR	1,775,000	2,143,648
Bat Capital Corp. 2.125% 8/15/25	GBP	900,000	1,185,082
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,125,000	1,443,125
Chesapeake Energy Corp. 6.125% 2/15/21		530,000	533,975
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	161,231
DCP Midstream LLC 4.75% 9/30/21 (d)		100,000	102,500
General Motors Co. 5.2% 4/1/45		900,000	909,943
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	635,000	746,618
2% 7/27/23 (Reg. S)	EUR	1,680,000	2,100,379
Morgan Stanley 1% 12/2/22	EUR	1,775,000	2,134,579
Time Warner Cable, Inc. 4.5% 9/15/42		1,040,000	985,130

TOTAL UNITED STATES OF AMERICA			13,470,131

TOTAL NONCONVERTIBLE BONDS
(Cost $68,627,193)			70,852,833

U.S. Government and Government Agency Obligations - 8.4%
U.S. Treasury Obligations - 8.4%
U.S. Treasury Bonds:
2.5% 2/15/45		$75,000	$69,908
3% 5/15/47		980,000	1,007,677
5% 5/15/37 (e)(f)		1,095,000	1,495,787
U.S. Treasury Notes:
1.25% 5/31/19 (f)		2,000,000	1,993,594
1.75% 5/31/22 (e)		1,000,000	993,125
2% 5/31/24		1,000,000	991,367
2.375% 5/15/27		2,000,000	2,007,422
			8,558,880
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,605,161)			8,558,880

Foreign Government and Government Agency Obligations - 6.9%
Germany - 1.7%
German Federal Republic:
2.5% 8/15/46	EUR	$355,000	$546,368
4% 1/4/37	EUR	635,000	1,149,191

TOTAL GERMANY			1,695,559

Indonesia - 3.1%
Indonesian Republic 2.625% 6/14/23	EUR	2,505,000	3,150,736
United Kingdom - 2.1%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47	GBP	400,000	485,654
4.25% 3/7/36	GBP	930,000	1,717,232

TOTAL UNITED KINGDOM			2,202,886

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,794,502)			7,049,181
		Shares	Value

Common Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society (g)
(Cost $667,935)		3,207	668,243
		Principal Amount(a)	Value

Preferred Securities - 11.5%
Austria - 0.8%
Erste Group Bank AG 6.5% (Reg. S) (b)(c)	EUR	600,000	810,157
Denmark - 0.6%
Danske Bank A/S 6.125% (Reg. S) (b)(c)		550,000	590,526
France - 3.3%
BNP Paribas SA 7.625% (Reg. S) (b)(c)		450,000	494,532
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(c)	EUR	800,000	1,051,604
Credit Agricole SA 8.125% 9/19/33 (Reg. S) (b)		925,000	974,407
Total SA 2.625% (Reg. S) (b)(c)	EUR	675,000	821,202

TOTAL FRANCE			3,341,745

Italy - 1.2%
Assicurazioni Generali SpA 6.416% (b)(c)	GBP	850,000	1,285,713
Netherlands - 1.3%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (c)	EUR	570,000	803,345
Volkswagen International Finance NV 2.5%(Reg. S) (b)(c)	EUR	450,000	536,565

TOTAL NETHERLANDS			1,339,910

Switzerland - 1.4%
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	1,060,000	1,423,347
United Kingdom - 2.9%
Aviva PLC 6.125% (b)(c)	GBP	680,000	1,029,051
Barclays Bank PLC:
6% (b)(c)	GBP	410,000	572,085
7.625% 11/21/22		475,000	558,731
HSBC Holdings PLC:
4.75% (Reg. S) (b)(c)	EUR	450,000	551,231
5.25% (b)(c)	EUR	200,000	255,209

TOTAL UNITED KINGDOM			2,966,307

TOTAL PREFERRED SECURITIES
(Cost $11,334,763)			11,757,705
		Shares	Value

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 1.09% (h)
(Cost $4,066,076)		4,065,263	4,066,076

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.625% on a credit default swap with Credit Suisse Intl to buy protection on the 5-Year iTraxx Europe Crossover Series 27 Index expiring June 2022, paying 5% quarterly	12/20/17	EUR 11,500,000	$52,457
Option with an exercise rate of 2.750% on a credit default swap with BNP Paribas to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	12/20/17	EUR 1,950,000	17,541

TOTAL PUT OPTIONS			69,998

TOTAL PURCHASED SWAPTIONS
(Cost $155,224)			69,998
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $100,250,854)			103,022,916
NET OTHER ASSETS (LIABILITIES) - (0.7)%			(707,130)
NET ASSETS - 100%			$102,315,786

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	9	Dec. 2017	$896,865	$(17,560)	$(17,560)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Dec. 2017	578,871	(8,489)	(8,489)
ICE Long Gilt Contracts (United Kingdom)	6	Dec. 2017	995,995	(32,874)	(32,874)
TSE 10 Year Japanese Government Bond Index Contracts (Japan)	1	Dec. 2017	1,336,148	(9,081)	(9,081)
TOTAL BOND INDEX CONTRACTS					(68,004)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	29	Dec. 2017	3,634,063	(38,577)	(38,577)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	42	Dec. 2017	9,059,531	(25,676)	(25,676)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	45	Dec. 2017	5,287,500	(33,957)	(33,957)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	4	Dec. 2017	537,313	(5,133)	(5,133)
TME 10 Year Canadian Note Contracts (Canada)	20	Dec. 2017	2,168,704	(43,889)	(43,889)
TOTAL TREASURY CONTRACTS					(147,232)

TOTAL PURCHASED					(215,236)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	105	Dec. 2017	16,279,372	45,744	45,744
Eurex Euro-Bund Contracts (Germany)	10	Dec. 2017	1,902,977	20,248	20,248

TOTAL SOLD					65,992

TOTAL FUTURES CONTRACTS					$(149,244)

The notional amount of futures purchased as a percentage of Net Assets is 23.9%

The notional amount of futures sold as a percentage of Net Assets is 17.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	130,000	USD	156,542	BNP Paribas	11/17/17	$(2,517)
EUR	1,395,000	USD	1,667,894	BNP Paribas	11/17/17	(15,084)
EUR	890,000	USD	1,060,933	Citibank, N.A.	11/17/17	(6,453)
EUR	43,000	USD	51,907	Goldman Sachs Bank USA	11/17/17	(960)
EUR	307,000	USD	362,782	Goldman Sachs Bank USA	11/17/17	60
EUR	393,000	USD	472,925	JPMorgan Chase Bank, N.A.	11/17/17	(7,294)
EUR	95,000	USD	113,072	JPMorgan Chase Bank, N.A.	11/17/17	(515)
GBP	285,000	USD	370,936	BNP Paribas	11/17/17	11,503
GBP	49,000	USD	66,388	Canadian Imperial Bank of Commerce	11/17/17	(636)
GBP	102,000	USD	136,948	Goldman Sachs Bank USA	11/17/17	(76)
GBP	44,000	USD	58,993	Goldman Sachs Bank USA	11/17/17	(33)
GBP	44,000	USD	58,992	JPMorgan Chase Bank, N.A.	11/17/17	51
JPY	400,000	USD	3,641	Goldman Sachs Bank USA	11/17/17	(78)
USD	25,365	AUD	32,000	Goldman Sachs Bank USA	11/17/17	278
USD	12,090	AUD	15,000	JPMorgan Chase Bank, N.A.	11/17/17	331
USD	9,731	CAD	12,000	BNP Paribas	11/17/17	111
USD	45,913	CAD	56,000	Citibank, N.A.	11/17/17	1,019
USD	16,483	CAD	20,000	JPMorgan Chase Bank, N.A.	11/17/17	450
USD	143,471	EUR	120,000	BNP Paribas	11/17/17	1,294
USD	186,139	EUR	157,000	Barclays Bank PLC	11/17/17	123
USD	152,249	EUR	127,000	Canadian Imperial Bank of Commerce	11/17/17	1,778
USD	63,240	EUR	53,000	Citibank, N.A.	11/17/17	445
USD	457,198	EUR	387,000	Goldman Sachs Bank USA	11/17/17	(1,324)
USD	54,058	EUR	45,000	Goldman Sachs Bank USA	11/17/17	741
USD	222,687	EUR	188,000	Goldman Sachs Bank USA	11/17/17	(57)
USD	50,291,000	EUR	42,394,156	JPMorgan Chase Bank, N.A.	11/17/17	61,980
USD	302,773	EUR	254,000	State Street Bank and Trust Co.	11/17/17	1,831
USD	674,283	GBP	507,000	BNP Paribas	11/17/17	(6,055)
USD	233,925	GBP	172,000	Canadian Imperial Bank of Commerce	11/17/17	3,120
USD	76,998	GBP	57,000	Credit Suisse Intl	11/17/17	510
USD	230,219	GBP	170,000	Credit Suisse Intl	11/17/17	2,098
USD	78,587	GBP	60,000	Goldman Sachs Bank USA	11/17/17	(1,927)
USD	663,420	GBP	502,000	Goldman Sachs Bank USA	11/17/17	(10,209)
USD	2,097,876	GBP	1,540,000	Goldman Sachs Bank USA	11/17/17	31,365
USD	15,143,000	GBP	11,705,820	JPMorgan Chase Bank, N.A.	11/17/17	(564,923)
USD	1,634,901	GBP	1,204,000	JPMorgan Chase Bank, N.A.	11/17/17	19,265
USD	232,594	GBP	172,000	JPMorgan Chase Bank, N.A.	11/17/17	1,789
USD	112,331	GBP	87,000	State Street Bank and Trust Co.	11/17/17	(4,413)
USD	2,766	JPY	300,000	Goldman Sachs Bank USA	11/17/17	94
USD	3,614	JPY	400,000	Goldman Sachs Bank USA	11/17/17	51
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(482,267)
					Unrealized Appreciation	140,287
					Unrealized Depreciation	(622,554)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas	(1%)	Quarterly	EUR 890,000	$(21,450)	$15,242	$(6,208)
Assicurazioni Generali Spa		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	14,514	(30,765)	(16,251)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 1,050,000	(264,785)	243,126	(21,659)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(48,770)	37,474	(11,296)
Royal Bank Of Scotland Grp PLC (Ungtd)		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,300,000	(25,127)	(27,215)	(52,342)
Santander Issuances SA Unipersonal		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 475,000	8,319	(17,764)	(9,445)
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(22,302)	(15,075)	(37,377)
TOTAL BUY PROTECTION							(359,601)	205,023	(154,578)
Sell Protection
Intesa Sanpaolo Spa	Ba1	Jun. 2022	Goldman Sachs Bank USA	1%	Quarterly	EUR 550,000	(28,585)	45,352	16,767

TOTAL CREDIT DEFAULT SWAPS							$(388,186)	$250,375	$(137,811)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security is perpetual in nature with no stated maturity date.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,113,691 or 1.1% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $344,933.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $614,222.

 (g) Non-income producing

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,260
Total	$25,260

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$668,243	$--	$668,243	$--
Corporate Bonds	70,852,833	--	70,852,833	--
U.S. Government and Government Agency Obligations	8,558,880	--	8,558,880	--
Foreign Government and Government Agency Obligations	7,049,181	--	7,049,181	--
Preferred Securities	11,757,705	--	11,757,705	--
Money Market Funds	4,066,076	4,066,076	--	--
Purchased Swaptions	69,998	--	69,998	--
Total Investments in Securities:	$103,022,916	$4,066,076	$98,956,840	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$140,287	$--	$140,287	$--
Futures Contracts	65,992	65,992	--	--
Swaps	22,833	--	22,833	--
Total Assets	$229,112	$65,992	$163,120	$--
Liabilities
Forward Foreign Currency Contracts	$(622,554)	$--	$(622,554)	$--
Futures Contracts	(215,236)	(215,236)	--	--
Swaps	(411,019)	--	(411,019)	--
Total Liabilities	$(1,248,809)	$(215,236)	$(1,033,573)	$--
Total Derivative Instruments:	$(1,019,697)	$(149,244)	$(870,453)	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and also to manage exposure to foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Central Investment Portfolios II LLC’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	November 28, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 28, 2017